Hodges Small Intrinsic Value Fund
SUMMARY PROSPECTUS « JULY 29, 2022 Retail Class Ticker HDSVX
Before you invest, you may want to review the Hodges Small Intrinsic Value Fund (the “Small Intrinsic Value Fund”) prospectus, which contains more information about the Small Intrinsic Value Fund and its risks. You can find the Small Intrinsic Value Fund’s prospectus and other information about the Small Intrinsic Value Fund, including its statement of additional information (“SAI”) and most recent reports to shareholders, online www.hodgesfunds.com. You can also get this information at no cost by calling 1-866-811-0224 or by sending an e-mail to prospectus@hodgescapital.com. This Summary Prospectus incorporates by reference the Small Intrinsic Value Fund’s entire prospectus and SAI, both dated July 29, 2022.

Investment Objective

The Hodges Small Intrinsic Value Fund (the “Small Intrinsic Value Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Small Intrinsic Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
Retail Class Shares
Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged within 30 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Retail Class Shares
Management Fees	0.85%
Distribution and Service (Rule 12b-1) Fees	0.25%
Other Expenses	0.95%
Total Annual Fund Operating Expenses	2.05%
Fee Waiver and/or Expense Reimbursement	-0.76%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.29%

(1) Hodges Capital Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and pay the Small Intrinsic Value Fund’s expenses (excluding taxes, interest expenses, interest on short positions, portfolio transaction expenses, Acquired Fund Fees and Expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class specific expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Small Intrinsic Value Fund to 1.04% of the Small Intrinsic Value Fund’s average net assets (the “Expense Cap”). The Expense Cap is indefinite, and will remain in effect until at least July 31, 2023. The agreement may be terminated at any time by the Board upon 60 days’ written notice to the Advisor, or by the Advisor with the consent of the Board. The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.

Example

This Example is intended to help you compare the costs of investing in the Small Intrinsic Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Small Intrinsic Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Small Intrinsic Value Fund’s operating expenses remain the same (taking into account the Expense Cap which is only reflected through the contractual period). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Intrinsic Value Fund
Retail Class Shares	$131	$569	$1,033	$2,319
Portfolio Turnover

The Small Intrinsic Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Intrinsic Value Fund’s performance. During the most recent fiscal year, the Small Intrinsic Value Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

The Small Intrinsic Value Fund employs a value strategy and invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common and preferred stocks of small capitalization (“small cap”) companies. The Small Intrinsic Value Fund defines small cap companies as those whose market capitalization, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 2000® Value Index. As of the last reconstitution date, May 6, 2022, the market capitalization of companies in the Russell 2000® Value Index ranged from $240.1 million to $6.4 billion. The Small Intrinsic Value Fund will invest in companies where the Advisor believes their market prices do not reflect their true values. The Fund will typically seek to invest in companies that have a high amount of intrinsic asset value, low valuation multiples, or the potential for a turnaround in underlying revenue, earnings and/or cash flow.

Up to 20% of the Small Intrinsic Value Fund’s net assets may be invested in the stocks of micro, mid and/or large capitalization companies, U.S. government securities and other investment companies, including exchange traded funds (“ETFs”). Although most of the Small Intrinsic Value Fund’s securities will be domestic, the Fund may invest up to 25% of its net assets in equity securities of foreign issuers, including those in emerging markets, which may include both direct investments and investments in U.S. dollar denominated foreign securities, and in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) consistent with the Fund’s investment objective.

From time to time, the Small Intrinsic Value Fund may engage in short sale transactions with respect to up to 10% of its net assets. The Small Intrinsic Value Fund also may invest in money market instruments and may, from time to time, purchase put and call options on U.S. traded stocks, currencies or security indices. The Small Intrinsic Value Fund may also sell options purchased and write “covered” put and call options. The Small Intrinsic Value Fund is permitted to invest up to 10% of its net assets in securities futures and options.

The Small Intrinsic Value Fund uses a “bottom-up” approach in investing. The Fund invests in deep value situations that may sometimes require a longer time horizon. The Fund will typically seek to invest in companies that have a high amount of intrinsic asset value, low price to book ratios, above average dividend yields, low PE multiples, or the potential for a turnaround in the underlying fundamentals.

The Advisor will consider selling a security in the Small Intrinsic Value Fund’s portfolio, if the Advisor believes that security is no longer trading below its fair value or has reached its growth potential. In addition, in an attempt to increase the Small Intrinsic Value Fund’s tax efficiency or to satisfy certain tax diversification requirements, the Advisor may take tax considerations into account in deciding whether or when to sell a particular security. The Fund’s portfolio turnover could exceed 100% in a given year. A high turnover may result in the realization and distribution of capital gains, as well as higher transaction costs. The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of March 31, 2022, 27% of the Fund’s net assets were invested in securities within the financial sector.

Note: Because there are practical limits to the amount of small cap assets that can be effectively managed, the Small Intrinsic Value Fund will close to new investors when it reaches an asset size as determined by the Advisor to be too large to sustain additional assets. Shareholders will be provided 30 days’ written notice upon such conditions. If the Small Intrinsic Value Fund closes to new investors, based on market conditions and other factors, it may reopen at a later date.

Principal Investment Risks

There is a risk that you could lose all or a portion of your investment in the Small Intrinsic Value Fund. The following risks are considered principal to the Small Intrinsic Value Fund and can affect the value of your investment in the Fund:

•Smaller Company Risk: Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies. Small to mid-sized companies may be subject to greater market risk and have less trading liquidity than larger companies. They may also have limited product lines, markets, or financial resources. For these reasons, investors should expect the Small Intrinsic Value Fund to be more volatile than a fund that invests exclusively in large-capitalization companies.
•Equity Securities Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.
•Investment Style Risk: Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Small Intrinsic Value Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.
•Sector-Focus Risk: Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

◦Financial Sector Risk: Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Small Intrinsic Value Fund, regardless of the order in which it appears.
•Currency Risk: Investment in non-U.S. denominated securities involves increased risks due to fluctuations in exchange rates between the Fund’s base currency and the local currency of the investment. Due to currency fluctuations, there is more risk than an indirect investment in an equivalent security.
•Depositary Receipts Risk: Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.
•Emerging Markets Risk: Investments in emerging markets are generally more volatile than investments in developed foreign markets.
•Foreign Securities Risk: Foreign securities are subject to increased risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.
•Futures and Options Risks: Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Small Intrinsic Value Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
•Investment Company and Exchange-Traded Fund Risk: Investing in other investment companies involves the risk that an investment company, including any ETFs, in which the Small Intrinsic Value Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Small Intrinsic Value Fund must pay its pro rata portion of an investment company’s fees and expenses.
•Management Risk: The Advisor may fail to implement the Small Intrinsic Value Fund’s investment strategies and meet its investment objective.

•General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
•Portfolio Turnover Risk: High portfolio turnover involves correspondingly greater expenses to the Small Intrinsic Value Fund, including brokerage commissions and dealer mark-ups and other transaction costs. This may also result in adverse tax consequences for Small Intrinsic Value Fund shareholders.
•Preferred Stock Risk: Preferred stocks are equity securities that often pay dividends and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It does not have the seniority of a bond and, unlike common stock; its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, it can be changed or omitted by the issuer.
•Short Sales Risk: Engaging in short sales of securities that the Fund does not own subjects it to the risks associated with those securities. A security is sold short in anticipation of purchasing the same security at a later date at a lower price; however, the Fund may incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security sold short. Because there is no limit on how high the price of the security may rise, such loss is theoretically unlimited. Short sales may also incur transaction costs and borrowing fees for the Fund and subject the Fund to leverage risk because they may provide investment exposure in an amount exceeding the initial investment.

Performance

The following performance information provides some indication of the risks of investing in the Small Intrinsic Value Fund. The bar chart below illustrates how Retail Class shares of the Small Intrinsic Value Fund’s total returns have varied from year to year. The table below illustrates how the Small Intrinsic Value Fund’s average annual total returns for the 1-year, 5-year and since inception periods compare with that of a broad-based securities index and a secondary index provided to offer a closer representation of the Fund’s principal investment strategies. The Small Intrinsic Value Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at www.hodgesfunds.com.

Hodges Small Intrinsic Value Fund
Calendar Year Total Returns as of December 31
Retail Class

50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
12.04%
-0.83%
19.76%
8.76%
-22.68%
29.42%
6.60%
44.09%
2014
2015
2016
2017
2018
2019
2020
2021

The Small Intrinsic Value Fund’s year-to-date return for Retail Class shares as of the most recent calendar quarter ended June 30, 2022 was -11.26%.

Highest Quarterly Return:	Q2, 2020	40.20%
Lowest Quarterly Return:	Q1, 2020	-46.23%

Average Annual Total Returns as of December 31, 2021
Small Intrinsic Value Fund	1 Year	5 Year	Since Inception (12/26/13)
Retail Class Shares
Return Before Taxes	44.09%	10.82%	10.45%
Return After Taxes on Distributions	42.02%	9.90%	9.84%
Return After Taxes on Distributions and Sale of Fund Shares	27.46%	8.39%	8.36%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	14.82%	12.02%	10.01%
Russell 2000® Value Total Return Index (reflects no deduction for fees, expenses or taxes)	28.27%	9.07%	8.78%
After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period.

Your actual after-tax returns depend on your tax situation and may differ from these shown.

Investment Advisor

Hodges Capital Management, Inc.

Portfolio Managers

Name	Title	Managed the Fund Since
Eric J. Marshall, CFA	President	Inception (2013)
Chris R. Terry, CFA	Vice President	Inception (2013)
Derek R. Maupin	Vice President	Inception (2013)
Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares on any business day by written request via mail (The Hodges Small Intrinsic Value Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-866-811-0224, or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.

Fund	Minimum Initial Investment for All Account Types	Subsequent Minimum Investment for All Account Types
Small Intrinsic Value Fund	Retail Class: $1,000	Retail Class: $100

Tax Information

The Small Intrinsic Value Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Small Intrinsic Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.